UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2024

INTUITIVE MACHINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street Houston, TX 77059	77059
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (281) 520-3703

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common Stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On December 2, 2024, Intuitive Machines, Inc. (the “Company”) entered into an agreement with Boryung Corporation (together with its affiliates, “Boryung”), an accredited investor, pursuant to which the Company will sell to Boryung $10.0 million of shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”) in a concurrent private placement (the “Private Placement”) at a purchase price per share equal to the public offering price per share in the Offering (as defined below). The offer and sale of the Company’s Class A Common Stock pursuant to the Private Placement will be made in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) thereunder. The Private Placement is contingent upon the consummation of the Offering and the satisfaction of certain other customary closing conditions. The consummation of the Offering is not contingent on the consummation of the Private Placement.

Item 7.01	Regulation FD Disclosure.

On December 3, 2024, the Company announced the commencement of an underwritten public offering of $65.0 million of shares of Class A Common Stock (the “Offering”). The Offering is being made pursuant to an effective shelf registration statement that was filed with the Securities and Exchange Commission (the “SEC”) and became effective on April 3, 2024. The Company and a selling stockholder intend to grant the underwriters a 30-day option to purchase up to an additional $8,872,500 and $877,500 of shares of Class A Common Stock from the Company and such selling stockholder, respectively.

The Company intends to use the net proceeds it receives from the Offering and the Private Placement, together with its existing cash, cash equivalents and short-term investment balance, to acquire an equivalent number of newly-issued common units of Intuitive Machines, LLC (“Intuitive Machines OpCo”) from Intuitive Machines OpCo, which Intuitive Machines OpCo will in turn use for general corporate purposes, including operations, research and development and potential mergers and acquisitions. In the event the underwriters exercise their option to purchase additional shares, the Company will not receive any of the proceeds from the sale of any shares of Class A Common Stock being sold by the selling stockholder. The Company will bear the costs associated with the sale of such shares, other than the underwriting discounts and commissions payable by the selling stockholder.

The press release related to the announcement of the Offering and the Private Placement is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company filed a preliminary prospectus supplement dated December 3, 2024 in connection with the Offering, which contained disclosure in the section entitled “Risk Factors,” which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Exhibits 99.2 supplements, and should be read together with, the information provided in the Company’s previous periodic filings with the SEC.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: our anticipated use of net proceeds from the Offering and the Private Placement; the terms and size of the Offering and the timing and manner of the Offering; the satisfaction of closing conditions related to the Private Placement; our expectations and plans relating to our lunar missions, including the expected timing of launch and our progress and preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; and our expectations on revenue and cash generation. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this current report on Form 8-K: our reliance upon the efforts of our key personnel and board of directors to be successful; our limited operating history; our failure to manage our growth effectively and failure to win new contracts; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our customer concentration; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our sub-systems; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and funding by the government for the government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions (including as a result of a failure to raise the “debt ceiling”) and rising inflation; our history of losses and failure to achieve profitability in the future or failure of our business to generate sufficient funds to continue operations; the cost and potential outcomes of potential future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing, including the Offering and the Private Placement; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC, the section titled Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the section titled Part II, Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, our Current Reports on Form 8-K and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this current report on Form 8-K and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated December 3, 2024

99.2	Supplemental Risk Factors

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE MACHINES, INC.

By:	/s/ Pete McGrath
Name:	Pete McGrath
Title:	Chief Financial Officer and Senior Vice President

Date December 3, 2024